UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2010

Brookline Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission file number: 0-23695

Delaware (State or other jurisdiction of incorporation or organization)	04-3402944 (I.R.S. employer identification no.)

160 Washington Street, Brookline, MA 02447-0469
(Address of principal executive offices, including zip code)

(617) 730-3500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 3, 2010, Brookline Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K announcing the resignation of George C. Caner, Jr. from the Board of Directors of the Company (the “Original Report”).  This Amendment No. 1 to the Original Report is being filed for the sole purpose of including certain formerly redacted portions of Mr. Caner’s resignation letter, which was filed as Exhibit 17.1 to the Original Report.  The formerly redacted portions of Exhibit 17.1 were previously omitted pursuant to a request for confidential treatment.  The Company has amended its request for confidential treatment to withdraw such request with respect to these now unredacted portions.  Except for the filing of Exhibit 17.1, this Amendment No. 1 does not amend any of the information set forth in the Original Report.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

17.1*	Letter from George C. Caner, Jr., dated February 23, 2010

*Confidential Treatment Requested

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2010	Brookline Bancorp, Inc.

	By:	/s/ Paul R. Bechet
Paul R. Bechet Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

17.1*	Letter from George C. Caner, Jr., dated February 23, 2010

*Confidential Treatment Requested